                                                                    EXHIBIT 10.1

                    SECOND AMENDMENT TO AMENDED AND RESTATED
                                CREDIT AGREEMENT

         This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), made as of September 21, 2005, among Oxford Industries, Inc., a Georgia corporation, Oxford of South Carolina, Inc., a South Carolina corporation, and Viewpoint International, Inc., a Delaware corporation, as Borrowers, the Domestic Subsidiaries of the Borrowers party to the Credit Agreement (defined below) as Guarantors, the Lenders (as defined in the Credit Agreement) party hereto, and SunTrust Bank, as the Administrative Agent,

                              W I T N E S S E T H:

         WHEREAS, the Borrowers, the Guarantors, the Lenders, the financial institutions party thereto as Issuing Banks and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of July 28, 2004, as modified and amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of January 10, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

         WHEREAS, the parties wish to amend the Credit Agreement set forth herein upon the terms and conditions contained herein;

         NOW THEREFORE, in consideration of the premises, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that all capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby, and further agree as follows:

         1.       Amendments to Credit Agreement.

                  (a) Section 8.4 of the Credit Agreement, Restricted Payments and Purchases, is hereby amended to delete the text "and Availability is at least 15% of the amount of the Revolving Loan Commitments as of such date" at the end of clause (d)(ii) of the proviso set forth therein.

                  (b) Section 8.7 of the Credit Agreement, Liquidation; Change in Ownership, Name or Year; Disposition or Acquisition of Assets, Etc., is hereby amended to delete the text "and, after giving effect to such acquisition, the Availability is at least 15% of the amount of the Revolving Loan Commitments as of such date" at the end of clause (B) of the proviso set forth in subsection
(d) thereof.

         2. No Other Amendment or Waiver. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided above, operate as a waiver of any right, power or remedy of the Administrative Agent, the Lenders or Issuing Banks under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the

Credit Agreement or any of the other Loan Documents. Except for the amendment expressly set forth above, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and each Borrower hereby ratifies and confirms its obligations thereunder. This Amendment shall not constitute a modification of the Credit Agreement or a course of dealing with the Administrative Agent, the Lenders or the Issuing Banks at variance with the Credit Agreement such as to require further notice by the Administrative Agent, the Lenders or the Issuing Banks to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection or continuity of the Administrative Agent's or the Lenders' security interests in, security titles to, or other Liens on, any Collateral for the Obligations.

         3. Conditions of Effectiveness. This Amendment shall become effective as of the date hereof when, and only when, the Administrative Agent, on behalf of the Issuing Banks and the Lenders, shall have received, in form and substance satisfactory to it:

                  (a) counterparts to this Amendment duly executed by the Borrowers and the Majority Lenders; and

                  (b) such other information, documents, instruments or approvals as the Administrative Agent may require.

         4. Representations and Warranties of Borrower Parties. Each Borrower Party represents and warrants as follows:

                  (a) Such Borrower Party is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization;

                  (b) The execution, delivery and performance by such Borrower Party of this Amendment and the Loan Documents, as amended hereby, are within such Borrower Party's legal powers, have been duly authorized by all necessary company action and do not contravene (i) such Borrower Party's organizational documents, or (ii) law or contractual restrictions binding on or affecting such Borrower Party;

                  (c) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body, is required for the due execution, delivery and performance by such Borrower Party of this Amendment or any of the Loan Documents, as amended hereby, to which such Borrower Party is or will be a party;

                  (d) This Amendment and each of the other Loan Documents, as amended hereby, to which such Borrower Party is a party constitute legal, valid and binding obligations of such Borrower Party, enforceable against such Borrower Party in accordance with their respective terms; and

                  (e)      No Default or Event of Default exists.

         5. Reference to and Effect on the Loan Documents. Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

         6. Costs, Expenses and Taxes. Borrowers agree to pay on demand all out-of-pocket expenses of the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Administrative Agent.

         7. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflict of laws principles thereof, except to the extent otherwise provided in the Loan Documents.

         8. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.

         9. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Amendment in any judicial proceeding, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers in Atlanta, Georgia, all as of the day and year first above written.

BORROWERS:                OXFORD INDUSTRIES, INC., as a Borrower,

                          By:      /s/ J. Reese Lanier, Jr.
                                   -----------------------------------
                                   Name:  J. Reese Lanier, Jr.
                                          ----------------------------
                                   Title: Vice President
                                          ----------------------------

                          Attest:  /s/ Mary Margaret Heaton
                                   -----------------------------------
                                   Name:   Mary Margaret Heaton
                                           ---------------------------
                                   Title:  Assistant Secretary
                                           ---------------------------

                          OXFORD OF SOUTH CAROLINA, INC., as a
                          Borrower

                          By:      /s/ J. Reese Lanier, Jr.
                                   -----------------------------------
                                   Name:  J. Reese Lanier, Jr.
                                          ----------------------------
                                   Title: Vice President
                                          ----------------------------

                          Attest:  /s/ Mary Margaret Heaton
                                   -----------------------------------
                                   Name:   Mary Margaret Heaton
                                           ---------------------------
                                   Title:  Assistant Secretary
                                           ---------------------------

                          TOMMY BAHAMA GROUP, INC. (FORMERLY KNOWN AS VIEWPOINT INTERNATIONAL, INC.), as a Borrower

                          By:      /s/ J. Reese Lanier, Jr.
                                   -----------------------------------
                                   Name:  J. Reese Lanier, Jr.
                                          ----------------------------
                                   Title: Vice President
                                          ----------------------------

                          Attest:  /s/ Mary Margaret Heaton
                                   -----------------------------------
                                   Name:   Mary Margaret Heaton
                                           ---------------------------
                                   Title:  Assistant Secretary
                                           ---------------------------

GUARANTORS:               LIONSHEAD CLOTHING COMPANY, a Delaware
                          corporation

                          By:      /s/ J. Reese Lanier, Jr.
                                   -----------------------------------
                                   Name:  J. Reese Lanier, Jr.
                                          ----------------------------
                                   Title: Vice President
                                          ----------------------------

                          Attest:  /s/ Marianna Carden
                                   -----------------------------------
                                   Name:   Marianna Carden
                                           ---------------------------
                                   Title:  Assistant Secretary
                                           ---------------------------

                          MERONA INDUSTRIES, INC., a Delaware corporation

                          By:      /s/ J. Reese Lanier, Jr.
                                   -----------------------------------
                                   Name:  J. Reese Lanier, Jr.
                                          ----------------------------
                                   Title: Vice President
                                          ----------------------------

                          Attest:  /s/ Marianna Carden
                                   -----------------------------------
                                   Name:   Marianna Carden
                                           ---------------------------
                                   Title:  Assistant Secretary
                                           ---------------------------
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                          OXFORD CARRIBBEAN, INC., a Delaware corporation

                          By:      J. Reese Lanier, Jr.
                                   -----------------------------------
                                   Name:    J. Reese Lanier, Jr.
                                   Title:   Vice President

                          Attest:  Marianna Carden
                                   -----------------------------------
                                   Name:    Marianna Carden
                                   Title:   Assistant Secretary

                          BEN SHERMAN CLOTHING, INC., a Georgia
                          corporation

                          By:      J. Reese Lanier, Jr.
                                   -----------------------------------
                                   Name:    J. Reese Lanier, Jr.
                                   Title:   Vice President

                          Attest:  Mary Margaret Heaton
                                   -----------------------------------
                                   Name:    Mary Margaret Heaton
                                   Title:   Assistant Secretary

                          OXFORD GARMET, INC., a Delaware corporation

                          By:      J. Reese Lanier, Jr.
                                   -----------------------------------
                                   Name:    J. Reese Lanier, Jr.
                                   Title:   Vice President

                          Attest:  Marianna Carden
                                   -----------------------------------
                                   Name:    Marianna Carden
                                   Title:   Assistant Secretary

                          OXFORD INTERNATIONAL, INC., a Georgia
                          corporation

                          By:      J. Reese Lanier, Jr.
                                   -----------------------------------
                                   Name:    J. Reese Lanier, Jr.
                                   Title:   Vice President

                          Attest:  Mary Margaret Heaton
                                   -----------------------------------
                                   Name:    Mary Margaret Heaton
                                   Title:   Assistant Secretary

                          TOMMY BAHAMA R&R HOLDINGS, INC., a
                          Delaware corporation

                          By:      J. Reese Lanier, Jr.
                                   -----------------------------------
                                   Name:    J. Reese Lanier, Jr.
                                   Title:   Vice President

                          Attest:  Mary Margaret Heaton
                                   -----------------------------------
                                   Name:    Mary Margaret Heaton
                                   Title:   Assistant Secretary

                          TOMMY BAHAMA BEVERAGES, LLC, a Delaware
                          limited liability company

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                          By:      TOMMY BAHAMA R & R HOLDINGS, INC., a
                          Delaware corporation, as its sole member


                          By:      /s/ J. Reese Lanier, Jr.
                                  ------------------------------------
                                   Name:    J. Reese Lanier, Jr.
                                            --------------------------
                                   Title:   Vice President
                                            --------------------------


                          Attest: /s/ Mary Margaret Heaton
                                  ------------------------------------
                                   Name:    Mary Margaret Heaton
                                            --------------------------
                                   Title:   Assistant Secretary
                                            --------------------------


                          TOMMY BAHAMA TEXAS BEVERAGES, LLC, a
                          Texas limited liability company

                          By:      TOMMY BAHAMA BEVERAGES, LLC, a Delaware
                          limited liability company, as its sole member

                          By:      TOMMY BAHAMA R & R HOLDINGS, INC., a
                          Delaware corporation, as its sole member


                          By:      /s/ J. Reese Lanier, Jr.
                                  ------------------------------------
                                   Name:    J. Reese Lanier, Jr.
                                            --------------------------
                                   Title:   Vice President
                                            --------------------------


                          Attest: /s/ Mary Margaret Heaton
                                  ------------------------------------
                                   Name:    Mary Margaret Heaton
                                            --------------------------
                                   Title:   Assistant Secretary
                                            --------------------------

                          PIEDMONT APPAREL CORPORATION, a Delaware corporation


                          By:      /s/ J. Reese Lanier, Jr.
                                  ------------------------------------
                                   Name:    J. Reese Lanier, Jr.
                                            --------------------------
                                   Title:   Vice President
                                            --------------------------


                          Attest:  /s/ Marianna Carden
                                  ------------------------------------
                                   Name:    Marianna Carden
                                            --------------------------
                                   Title:   Assistant Secretary
                                            --------------------------

LENDER GROUP:             SUNTRUST BANK, as the Administrative Agent, an
                          Issuing Bank and a Lender


                          By:      /s/ Kelly Gunter
                                  ------------------------------------
                                   Name:    Kelly Gunter
                                            --------------------------
                                   Title:   Vice President
                                            --------------------------

                          BANK OF AMERICA, N.A., as a Lender and an Issuing
                          Bank


                          By:      /s/ Douglas J. Bolf
                                  ------------------------------------
                                   Name:    Douglas J. Bolf
                                            --------------------------
                                   Title:   Vice President
                                            --------------------------

                          GENERAL ELECTRIC CAPITAL CORPORATION,
                          as a Lender


                          By:      /s/ William Doolittle
                                  ------------------------------------
                                   Name:    William Doolittle
                                            --------------------------
                                   Title:   Duly Authorized Signatory
                                            --------------------------

                          HSBC BUSINESS CREDIT (USA) INC., as a Lender

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                          By:      /s/ Dan Bueno
                                   -----------------------------------
                                   Name:    Dan Bueno
                                            --------------------------
                                   Title:   Vice President
                                            --------------------------

                          JPMORGAN CHASE BANK, as a Lender

                          By:      /s/ James A. Knight
                                   -----------------------------------
                                   Name:    James A. Knight
                                            --------------------------
                                   Title:   Vice President
                                            --------------------------

                          SHANGHAI COMMERCIAL BANK LTD., as a Lender and an Issuing Bank

                          By:
                                   -----------------------------------
                                   Name:
                                            --------------------------
                                   Title:
                                            --------------------------

                          By:
                                   -----------------------------------
                                   Name:
                                            --------------------------
                                   Title:
                                            --------------------------

                          THE CIT GROUP/COMMERCIAL SERVICES, INC., as a Lender

                          By:      /s/ William Johanneson
                                   -----------------------------------
                                   Name:    William Johanneson
                                            --------------------------
                                   Title:   Vice President
                                            --------------------------

                          WACHOVIA BANK, NATIONAL ASSOCIATION, as
                          a Lender and an Issuing Bank

                          By:      /s/ Shelley Rogers
                                   -----------------------------------
                                   Name:    Shelley Rogers
                                            --------------------------
                                   Title:   Vice President
                                            --------------------------

                          HSBC BANK USA, NATIONAL ASSOCIATION
                          (formerly HSBC Bank USA), as an Issuing Bank

                          By:      /s/ Bruce Wicks
                                   -----------------------------------
                                   Name:    Bruce Wicks
                                            --------------------------
                                   Title:   First Vice President
                                            --------------------------

                          PNC BANK, NATIONAL ASSOCIATION, as a Lender

                          By:      /s/ Dorothy G.W. Brailer
                                   -----------------------------------
                                   Name:    Dorothy G.W. Brailer
                                            --------------------------
                                   Title:   Vice President
                                            --------------------------
                          ISRAEL DISCOUNT BANK OF NEW YORK, as a
                          Lender

                          By:      /s/ Andy Ballta
                                   -----------------------------------
                                   Name:    Andy Ballta
                                            --------------------------
                                   Title:   Vice President
                                            --------------------------

                          By:      /s/ Ron Bongiovanni
                                   -----------------------------------
                                   Name:    Ron Bongiovanni
                                            --------------------------
                                   Title:   Senior Vice President I
                                            --------------------------